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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) December 16, 2004

                              BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its chapter)


         FLORIDA                   0000-27347                     58-2534003
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

9040 TOWN CENTER PARKWAY, BRADENTON, FL                             34202
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (941) 366-4788


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On December 15, 2004, the Board of Directors accepted a Subscription Agreement from Sydney Prevor for the purchase of 2,000,000 shares of unregistered securities. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On December 15, 2004, the Board of Directors accepted a Subscription Agreement from Moises Berezdivin for the purchase of 2,000,000 shares of unregistered securities. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On December 15, 2004, the Board of Directors accepted a Subscription Agreement from Vivian Lazoff for the purchase of 2,000,000 shares of unregistered securities. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On December 15, 2004 the Board of Directors accepted a Subscription Agreement from Naveed Saleem for the purchase of 1,000,000 shares of unregistered securities. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On December 15, 2004 the Board of Directors accepted a Subscription Agreement from Tom Gratton for the purchase of 1,000,000 shares of unregistered securities. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On December 16, 2004 the Board of Directors accepted two (2) Subscription Agreements from Ken Pollock for the purchase of 1,000,000 shares and 715,000 shares of unregistered securities. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On December 16, 2004 the Board of Directors accepted a Subscription Agreements from Donahue Silvas for the purchase of 500,000 shares of unregistered securities. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 16, 2004                 BENTLEY COMMERCE CORP.

                                        By: /s/ Bruce Kamm
                                        Name: Bruce Kamm
                                        Title: CEO

                                        By: /s/ Robert Schumacher
                                        Name: Robert Schumacher
                                        Title: COO